UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2020

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4503 Glencoe Avenue Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

(310) 655-2928

(Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Item 5.07	Submission of Matters to a Vote of Security Holders.

Armata Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on December 8, 2020, at 8:30 a.m. local time at the Company’s headquarters in Marina del Rey, California. At the Annual Meeting, stockholders voted on the matters disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on October 22, 2020. The final voting results for the matters submitted to a vote of stockholders are provided below

Proposal 1 – Election of directors:

All of the Company’s director nominees were elected for a one-year term expiring at the 2021 Annual Meeting of Shareholders.

	Votes For	Votes Withheld	Broker Non-Votes
Todd R. Patrick	12,837,561	13,793	1,124,364
Richard J. Bastiani, Ph.D.	12,836,461	14,893	1,124,364
Sarah J. Schlesinger, M.D.	12,825,302	26,052	1,124,364
Joseph M. Patti, Ph.D.	12,837,567	13,787	1,124,364
Odysseas D. Kostas, M.D.	12,838,367	12,987	1,124,364
Todd C. Peterson, Ph.D.	12,837,656	13,698	1,124,364
Robin C. Kramer	12,838,383	12,971	1,124,364

Proposal 2 – Advisory, non-binding vote on executive compensation:

The Company’s stockholders approved, on an advisory, non-binding basis, the Company’s executive officer compensation.

Vote For	Votes Against	Abstentions	Broker Non-Votes
12,771,720	32,726	46,908	1,124,364

Proposal 3 – Non-binding advisory approval of the frequency of future advisory votes on the Company's named executive officer compensation:

The Company's stockholders approved, on an advisory basis, a one-year frequency for future advisory votes on the Company's named executive officer compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
11,704,578	899,965	224,260	22,551	1,124,364

After considering the results of the non-binding advisory vote on the frequency of future advisory votes on the Company’s named executive officer compensation at the Annual Meeting, the Company’s Board of Directors determined that the Company will hold an advisory vote on named executive compensation annually until the next required vote on the frequency of such votes.

Proposal 4 — Ratification of selection of Ernst & Young LLP as the independent registered public accounting firm:

The Company's stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Vote For	Votes Against	Abstentions	Broker Non-Votes
13,948,254	8,904	18,560	0

Item 8.01	Other Events.

On December 9, 2020, the Company issued a press release announcing the election of Robin C. Kramer to its Board of Directors. Following the Annual Meeting, the Board appointed Robin C. Kramer was appointed to serve as a director and as Chair of the Audit Committee.

The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2020	Armata Pharmaceuticals, Inc.

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer